Exhibit 99.1

SEC-Registered Equity Comes to Ethereum: Superstate and SharpLink Partner to Launch Tokenized SBET on Ethereum

First Public Company to Natively Issue Equity on the Ethereum Blockchain; Collaboration to Explore Regulated Trading of Tokenized Shares on Automated Market Makers

Minneapolis, MN – September 25, 2025 — SharpLink Gaming, Inc. (Nasdaq: SBET) (“SharpLink” or the “Company”), one of the world’s largest corporate holders of Ether (“ETH”) and prominent industry advocate of Ethereum adoption, today announced its intention to tokenize its SEC-registered common stock directly on the Ethereum blockchain, appointing financial technology firm Superstate as its Digital Transfer Agent.

By enabling its equity to be tokenized natively onchain, SharpLink aims to demonstrate how public companies can use blockchain infrastructure to create shareholder value, improve market efficiency and drive forward the next generation of capital markets. SharpLink intends to partner with Superstate to tokenize its equity on Ethereum through its Opening Bell platform, expanding Superstate’s multichain capital markets infrastructure.

SharpLink and Superstate also intend to closely collaborate on advancing how tokenized public equities can ultimately trade on Automated Market Makers (“AMMs”) and other decentralized finance (“DeFi”) protocols in a fully compliant manner. This initiative aligns with the SEC’s broader Project Crypto innovation agenda aimed at modernizing U.S. securities regulation to better enable digital assets, blockchain and onchain markets.

This work has the potential to position SharpLink’s tokenized equity, along with future Opening Bell tokenizations, for secondary market trading on AMMs. Doing so would demonstrate how compliant tokenized securities can deliver broader utility, enhance liquidity and modernize capital flows for a new era of investor and issuer engagement.

Commenting on the new partnership with Superstate, SharpLink Co-CEO Joseph Chalom, stated, “Tokenizing SharpLink’s equity directly on Ethereum is far more than a technological achievement – it is a statement about where we believe the future of the global capital markets is headed. At SharpLink, our core mission is two-fold: to build the world’s most trusted digital asset treasury and to pursue initiatives that accelerate the global adoption of the Ethereum network. By working with Superstate, not only are we enabling our shareholders to hold SBET shares natively on Ethereum, but we are also embarking on entirely new frontiers for how compliant, tokenized public equities could one day trade seamlessly through AMMs – an evolution we believe could redefine market structure itself.”

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Joseph Lubin, SharpLink’s Chairman of the Board, Founder and CEO of Consensys and Co-Founder of Ethereum, added, “We’re proud to have been the first public company to become a Digital Asset Treasury company on Ethereum, onboarding traditional finance to Ethereum. And now we are excited to raise the floodgates further by onboarding TradFi to composable DeFi on Ethereum. As one of the largest corporate holders of ETH, this major step forward reinforces SharpLink’s conviction that Ethereum is the foundation upon which the next generation of financial infrastructure will be built.”

Launched in 2025, Opening Bell is a regulated onchain issuance and tokenization platform that allows companies to tokenize SEC-registered equity via blockchain infrastructure. Shares tokenized with Opening Bell remain fully compliant and legally equivalent to traditional book-entry equity, but can also be held in self-custodied wallets, integrated with digital financial products and made available to global investor segments.

“SharpLink will be the first public company to tokenize their shares on Ethereum using Superstate’s Opening Bell, a milestone worthy of such an important Ethereum-aligned company,” said Superstate CEO Robert Leshner. “We’re very pleased to be partnering with SharpLink as they build the ecosystem for tokenized equity on Ethereum and beyond.”

Following the appointment of Lubin as Chairman and the forging of its strategic partnership with Consensys, one of the most important companies in the Ethereum ecosystem, SharpLink launched its ETH treasury strategy in early June 2025. Since that time, the Company has accumulated more than 838,000 ETH and generated 3,815 ETH in native and liquid staking rewards as of late September, establishing itself as one of the largest corporate holders of Ethereum in the world.

About SharpLink Gaming, Inc:

Headquartered in Minneapolis, Minnesota, SharpLink Gaming, Inc. (Nasdaq: SBET) is one of the world’s largest publicly traded companies to adopt ETH as its primary treasury reserve asset – a move that aligns the Company with the future of digital capital and gives investors direct exposure to Ethereum, the world’s leading smart-contract platform and second largest digital asset. Learn more at www.sharplink.com.

About Superstate:

Superstate is a financial technology firm reshaping public capital markets. They connect financial assets with crypto capital markets to expand access, improve liquidity, and advance capital formation through on-chain public investment products. Their offerings include Opening Bell, a platform for compliant on-chain equity issuance and tokenization; USTB, a tokenized fund backed by US Treasuries; and USCC, a tokenized fund optimized for crypto basis exposure. Learn more at superstate.com.

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Forward-Looking Statement

Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and these forward-looking statements are subject to various risks and uncertainties. Such statements include, but are not limited to, the Company’s intention to tokenize its common stock directly on the Ethereum blockchain, the execution of the Company’s treasury strategy and other statements that are not historical facts, including statements which may be accompanied by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Actual results could differ materially from those described in these forward-looking statements due to certain factors, including without limitation, the Company’s ability to repurchase shares of SharpLink’s common stock, if any, in the open market through its stock repurchase program, potential use of the Company’s ATM facility, the Company’s ability to achieve profitable operations, fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting (see accounting rules discussed below), government regulation of cryptocurrencies and online betting, changes in securities laws or regulations, customer acceptance of new products and services, the demand for its products and its customers’ economic condition, the impact of competitive products and pricing, the lengthy sales cycle, proprietary rights of the Company, changes in applicable laws or regulations, and its competitors, general economic conditions and other risk factors detailed in the Company’s annual report and other filings with the SEC. Under U.S. generally accepted accounting principles, entities are generally required to measure certain digital intangible assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the balance sheet and income statement results. Additionally, for other certain types of crypto assets that are considered digital intangible assets, the Company uses the historical costs less impairment model. This model may require the Company to record an associated impairment charge reflected in net income as a result of a decrease in the market price of ETH below the cost value at which the Company’s ETH are carried on its balance sheet. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company does not undertake any responsibility to update the forward-looking statements in this press release.

CONTACT:

SharpLink’s Investor Relations Contact:

Sean Mansouri, CFA or Aaron D’Souza | Elevate IR

Phone: (720) 330-2829

Email: ir@sharplink.com

SharpLink’s Media Contact:

Email: media@sharplink.com

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